LSA Variable Series Trust

10f-3 Transactions

Focused Equity Fund (Six Months Ended December 31, 2001)

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


Issuer         Anthem, Inc.   AMN            Aramark Corp.
                              Healthcare
                              Services
Date of        10/29/01       11/12/01       12/10/01
offering
Commission as
percentage of  4.60%          7.00%          5.50%
price
Purchase as
percentage of  0.002%         0.003%         0.0003%
offering
Underwriter    Morgan         Morgan         Morgan
affiliate      Stanley  &     Stanley  &     Stanley & Co.
               Co.            Co.
Broker from
whom           Utendahl       Montgomery     Goldman Sachs
securities     Capital        Securities,
were           Partners       Warburg
purchased                     Dillon Reed


Issuer         Prudential
               Financial,
               Inc.
Date of        12/12/01
offering
Commission as
percentage of  4.50%
price
Purchase as
percentage of  0.0005%
offering
Underwriter    Morgan
affiliate      Stanley & Co.
Broker from
whom           Goldman Sachs
securities
were
purchased
Growth Equity Fund (Six Months Ended December 31, 2001)


Issuer         Cablevision
               Corp.
Date of        10/17/01
offering
Commission as
percentage of  3.70%
price
Purchase as
percentage of  0.0021%
offering
Underwriter    Goldman,
affiliate      Sachs & Co.
Broker from
whom           Salomon Smith
securities     Barney
were
purchased


Disciplined Equity Fund (Six Months Ended December 31, 2001)


Issuer         Sprint PCS
Date of        08/07/01
offering
Commission as
percentage of  2.50%
price
Purchase as
percentage of  <0.01%
offering
Underwriter    J.P. Morgan
affiliate      Securities,
               Inc.
Broker from
whom           UBS Warburg
securities
were
purchased


Value Equity Fund (Six Months Ended December 31, 2001)


Issuer         Prudential
               Financial
Date of        12/12/01
offering
Commission as
percentage of  2.691%
price
Purchase as
percentage of  0.001%
offering
Underwriter    Salomon Smith
affiliate      Barney
Broker from
whom           Goldman Sachs
securities
were
purchased

Aggressive Growth Fund (Six Months Ended December 31, 2001)


Issuer         Anthem, Inc.   AMN
                              Healthcare
                              Services,
                              Inc.
Date of        10/29/01       11/12/01
offering
Commission as
percentage of  4.60%          7.00%
price
Purchase as
percentage of  0.0002%        0.001%
offering
Underwriter    Morgan         Morgan
affiliate      Stanley        Stanley
Broker from
whom           Goldman Sachs  Montgomery
securities                    Securities
were
purchased

Mid Cap Value Fund (Six Months Ended December 31, 2001)


Issuer         Anthem, Inc.
Date of        10/29/01
offering
Commission as
percentage of  4.60%
price
Purchase as
percentage of  0.0002%
offering
Underwriter    Morgan
affiliate      Stanley
Broker from
whom           Goldman Sachs
securities
were
purchased
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